May 2021 Investor Presentation Exhibit 99.1

Forward-looking Statements This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.  This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.   The Company believes that all forward-looking statements made by it in this communication have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required shareholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction, including the receipt by Coherent, Inc. (“Coherent”) of an unsolicited proposal from a third party; (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.   These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Company Overview

II-VI at a Glance As of 6/30/2020 FY20 Revenue(1) $2.6B Cash & Equivalents $493M FY20 Free Cash Flow(2) $160M Vertically Integrated Model “TWO SIX” Refers to groups II and VI of the Periodic Table of Elements 18 Countries 75 Locations 22,000+ Employees Core Competency Engineered Materials 1971 Year Founded Includes FY20 Q1 Pro forma: Three Months Ended 09/30/2019 for II-VI and Three Months Ended 10/28/2019 for Finisar Free cash flow is defined as cash flow from operations of $297M less capital expenditures of $137M for the twelve months ended June 30, 2020

Megatrends A world transformed through innovative materials vital to a better life today and the sustainability of future generations Adoption of 3D Sensing Increased Data and Video Consumption Deployment of 5G Wireless Growth in Electric & Autonomous Vehicles Intelligent Mobile Electric Proliferation of Cloud Services

Diversified per Platform Capital Intensive Markets A Leader in engineered materials and optoelectronic devices Differentiated lasers, optics, and integrated circuits Enabling the convergence of communications, computing, and sensing Infrastructure Core Competency Innovation Strategy Engineered Materials Differentiation Valued By Customers Performance Process Intensive Products Core Strategy

10 Years of continuous revenue growth(1) 4 Transformative Acquisitions Optical Network & China Market InP Technology Platform Epitaxial Wafer and SiC Electronic Device Platform GaAs Technology Platform 2010 2013 2016 2019 History of Insightful Targeting and Successful Integration of Strategic Acquisitions 5G Figures prior to FY2019 do not reflect the adoption of ASC 606. Includes FY20 Q1 Pro forma: Three Months Ended 09/30/2019 for II-VI and Three Months Ended 10/28/2019 for Finisar. (2) CAGR: 19%

Sampling of representative customers based on approvals for public release Thousands of Market Leading Customers Across Diverse Markets

Communications Industrial Q3 FY21 Overview EL: Estimated – Low end of range EH: Estimated – High end of range Revenue by Quarter ($M) Revenue by End Market 4% Semiconductor Capital Equipment 3% Life Sciences 7% Aerospace & Defense 9% Consumer Electronics Japan Other North America Europe China Q3 FY21 Revenue $783M Revenue by Region Q4 Guidance Range 1% Automotive

Rapid Revenue Growth at Scale Strong Revenue Growth(1) (Pre-Finisar Acquisition) Q3FY21 Increased Efficiencies 11% 18% 19% 18% Note: Dollars in millions. Figures prior to FY2019 do not reflect the adoption of ASC 606. Prepared in accordance to ASC 805. Pro Forma includes the revenue of Finisar in Q1FY20 prior to the acquisition date of 9/24/20 Estimated range for FY21. See Appendix for reconciliation to most comparable GAAP measures CAGR: 18% Finisar Acquisition Bolstered Scale Growth 94% PF(2) Q1 FY20 Q3 FY21 $1,362 $2,638 FY2019 PF(2) FY2020 Q3FY21 OpEx as % of Revenue Without amortization and stock-based compensation, and transaction costs 26% 21% 31% 39% Q3FY21 Non-GAAP Gross Margins 38-42% (3) 20-23% (3) -500 bps +800 bps

Addressing Multiple and Strong Growing Markets

	RF and Power Electronics	Optical Communications	3D Sensing & LiDAR	Aerospace & Defense
				
	SiC | GaN/SiC | Diamond	GaAs | InP | LCoS	GaAs | InP	GaAs | Sapphire
	For electric vehicles, smart power grids and 4G/5G RF antennas	For terrestrial, undersea, wireless optical infrastructure and datacenters	For 3D sensing in consumer electronics & LiDAR in automotive	For F35, contested space, directed energy and hypersonics
CY25 Market	$6.2B	$22B	$7.5B	$14B
CY20-25 CAGR	24%	14%	24%	13%
	Source: Yole, Strategy Analytics, LightCounting (includes devices)	Source: Ovum, LightCounting, Cignal AI, Internal Estimates	Source: Morgan Stanley, Forbes, Yole, IDC	Source: Internal estimates

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Remote Radio Head Beam-forming Antenna 5G WIRELESS 4G WIRELESS Bi-Directional Converter/ Inverter/ Electric Motor DC-DC Converter Electric Charger / HV Battery EV/HEV GREEN ENERGY Solar & Wind Energy Smart Grid Power Switching Enabling Mobility & Electrification Ramping silicon carbide substrate capacity 5-10x including 200mm as well as qualifying a SiC epitaxial platform over the next 5 years 100 and 150 mm diameter conductive substrates 2015: Believed to be world’s first 200 mm conductive substrates For SiC MOSFET and other power devices About 10% more driving distance on the same charge POWER ELECTRONICS FOR ELECTRIC VEHICLES 100 and 150 mm diameter semi-insulating substrates 2019: Believed to be world’s first 200 mm semi-insulating substrates For SiC-based GaN HEMT devices GaN/SiC enables high-bandwidth 5G bands RF ELECTRONICS FOR WIRELESS BASE STATIONS AND RADAR

Advantages of Large Diameter Substrates Large diameter substrate fabrication cost (per unit area) is reduced significantly Large diameter wafer availability has helped move SiC-based devices from niche to mainstream Existing 200 mm silicon wafer fab lines can be used for SiC devices manufacturing 2’’ Wafer Manufacturing 3’’ Wafer Manufacturing 100 mm Wafer Demonstrated High Quality Wafer Manufacturing 150 mm Wafer Demonstrated Manufacturing 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 World’s First 200 mm Wafer Demonstrated 4H n-Type 6H SI Major Capacity Expansion Two Decades of SiC Materials Innovation

New Ventures & Wide-Bandgap Electronics Technology SiC Modules GE Technology SiC Epiwafers Ascatron SiC Chips GE Technology Ascatron INNOViON SiC Devices GE Technology Ascatron Vertical Integration SiC Substrates Legacy II-VI Significant SiC Market Opportunity(1) ($bn) 50%+ CAGR (1) Internal company estimates. Includes module and device TAM. $0.5 $30+ 2020 2030 A vertically integrated SiC power electronics technology organization Announced on October 3, 2020:

5G RADIO ACCESS 5G OPTICAL ACCESS Backbone Network Front- & Backhaul Network Base Stations Handsets Photonic Solutions Segment Compound Semiconductors Segments GaAs RF GaN/SiC RF Line Cards Amplifiers OCM/OTDR LPC WSS Subsystems Bidi DWDM TRx 100G BH TRx 25G FH TRx HPC WSS Coherent TRx DWDM Filters Growth Opportunities in 5G Mobile Infrastructure Mobile subscribers quickly migrating to 5G Carriers rearchitecting their networks for 5G Accelerated need to deploy new 5G infrastructure worldwide

Datacom Components Telecom Components 25G and 50G DFB Lasers 50G and 100G EML Lasers for Silicon Photonics Externally Modulated Laser (EML) Externally Modulated Tunable Laser 10G and 25G Tunable Lasers InP IQ Modulators Dual High-Speed Coherent Detectors Leveraging our existing sales channels in the transceiver market to drive InP component revenue Leveraging our proven ability to successfully market both components and modules Target the right mix of components and high speed modules to enhance gross margins MARKET STRATEGY Hyperscale Datacenters 5G Optical Infrastructure Coherent Transmission Indium Phosphide Devices: Upside to TAM Gross Margins

Market drivers Face biometrics, auto-focus, augmented reality, automotive in-cabin & LiDAR, machine vision GaAs compound semiconductors technology platform on 6-inch Warren, NJ: Shipped hundreds of millions of 3D sensing VSCEL arrays since 2017 Sherman, TX: Shipping 3D Sensing VCSEL arrays in high volume since early 2020 Zurich, Switzerland: Edge emitters on 6-inch in volume production in 2020 Vertically integrated: Epitaxial growth, device fabrication and automated wafer testing Broad portfolio of products: Lasers, detectors, optics & integrated circuits Integration and miniaturization capabilities WIDE INCIDENCE ANGLE MIRRORS GaAs VCSEL ARRAYS 940 GaAs EDGE-EMITTING LASERS 3D Sensing & LiDAR DIFFRACTIVE OPTICAL ELEMENTS (DOE) DIFFRACTIVE OPTICS - FLAT LENSES DIFFRACTIVE OPTICS - DIFFUSERS

Lasers for Materials Processing & EUV Strong demand for laser processing heads and EUV lithography ELECTRIC VEHICLE BATTERY MANUFACTURING Remote laser welding heads assisted by machine vision software AUTOMATION Laser processes adapted to most joining tasks on the cell, module, pack, and frame levels FULL LINE SUPPLIER OF MATERIALS, COMPONENTS AND SUBSYSTEMS FOR HIGH POWER LASERS CO2 LASER OPTICS FUSED SILICA LASER OPTICS SAPPHIRE LASER OPTICS DEFORMABLE MIRORS LASER BARS LASER LIGHT CABLES CUTTING HEADS WELDING HEADS

Aerospace & Defense

Significant new opportunities ahead with strong channels to the market

STRONG ABILITY TO DIFFERENTIATE THE END SOLUTION

Advanced Materials	Semiconductor Lasers	Electro-Optic Subsystems

MARKETS	PRODUCTS	DIFFERENTIATORS
Intelligence Surveillance & Reconnaissance	▪ IR sensors ▪ Windows and lenses ▪ Sapphire enclosures	Dedicated vertically integrated facilities
Contested Space	▪ Telescopes ▪ Imaging lenses	30+ year of design, fabrication, and launch of products
Directed Energy	▪ Laser subsystems ▪ Beam directors ▪ Fiber amplifiers	Supplier of key laser weapons components and subsystems
Hypersonics	▪ Nose cones ▪ Seeker optics	Qualified proprietary coatings and patterning



Phased Array Laser Optics

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Life Sciences and Healthcare Gene Sequencing and Testing Optical Coherence Tomography Next Generation Biosensors Photonics plays an important role in Polymerase Chain Reaction (PCR) Instruments that can determine the outcome of patient testing for COVID-19.

COVID-19 Has Accelerated II-VI’s Secular Tailwinds Driving Increasing Demand for Connectivity and High-Performance Infrastructure Video Conferencing Life Sciences / Diagnostics Content Streaming 5G Smart Power Energy Efficiency Work-From-Home II-VI is enabling the convergence of communications, computing, and sensing

Financial Overview

Attractive and Increasing Gross and Operating Margins All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, debt extinguishment expense, fair value measurement period adjustments and restructuring and related items. See Appendix for reconciliation to most comparable GAAP measures II-VI figures are for the three months ended September 30, 2019 and Finisar figures are for the three months ended July 28, 2019. Strong Execution and Synergy Realization Post Finisar Transaction Close Driving Margins Non-GAAP Gross Margin(1) Non-GAAP Operating Margin(1) Last Quarter Before Close(2) Last Quarter Before Close(2)

Significant Value Creation Potential from Finisar Synergies

Total estimated synergies of $150M now projected in 24 months instead of 36 months. Increased 3-year total synergies target to $200M.		Annual Run Rate* Synergies on 3/31/2021	Original Est. Synergies Within 36 Months	Current Est. Synergies Within 36 Months
Cost of Goods Sold	▪ Supply chain management - Procurement ▪ Infeed - Internal supply of enabling materials and components	~$90 M	~$85 M	~$130 M
Research & Development	▪ More efficient R&D with scale ▪ Complementary engineering and design teams	~$50 M	~$65 M	~$70 M
General & Administration	▪ Consolidation of overlapping corporate costs ▪ Optimization of operating model			
Sales & Marketing	▪ Savings from scale			
	TOTAL	**~$140 M**	**~$150 M**	**~$200 M**

**Note:* the ~$50 M, ~$65 M and ~$70 M figures cover Research & Development, General & Administration, and Sales & Marketing together.

**Annual Run Rate refers to total savings achieved in full 12 month period.*

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Key Takeaways One of the Largest Photonics and Compound Semiconductor Companies 1 Materials Expertise Drives Differentiation in Multiple Growing Markets 2 Vertically Integrated, Diverse Global Manufacturing Footprint 3 History of Insightful Targeting and Successful Integration of Strategic Acquisitions 4 Strong Execution: Integration and Synergies Ahead of Plan; Resilient Growth 5

II-VI to Acquire Coherent

Coherent Transaction Overview Transaction Details Coherent stockholders to receive $220.00 per share in cash and 0.91 of a II-VI common share for each Coherent share At closing, Coherent stockholders to own approximately 15% of the common shares of combined company Projected Synergies & Financial Impact $250 million of run-rate cost synergies expected to be realized within 36 months of close Anticipated to be accretive to non-GAAP EPS in the second year following closing Financing Fully committed debt financing from JP Morgan of approximately $5.1 billion Equity financing commitment from Bain Capital of $1.8 billion. Bain Capital can elect to increase commitment by $350 million. If elected, total equity financing commitment would be $2.15 billion Balance sheet cash Governance Steve Pagliuca, Co-Chair of Bain Capital, joined II-VI Board in April Two Coherent directors expected to join Board of combined company Approvals & Expected Closing Approval by Coherent and II-VI shareholders Regulatory approvals and customary closing conditions Closing of transaction anticipated by year-end 2021

Significant Value Creation Potential from Coherent Synergies Expected Synergies within 3 years Cost of Goods Sold Supply chain management – procurement Infeed – Internal supply of enabling materials and components Global supply chain function savings $150M Operating Expenses More efficient R&D with scale Development cost savings Consolidation of corporate costs Global functional model efficiencies $100M TOTAL $250M

Well Capitalized for Future Growth Rapid deleveraging post-closing from strong EBITDA and cash flow generation External Financing Sources Debt $5.125 billion total commitment, including unfunded revolving credit facility Convertible Preferred Equity $1.8 billion commitment from Bain Capital Potential increase of $350 million at the election of Bain Capital. If elected, total commitment of $2.15 billion. Coupon: 5%, 4-year payable-in-kind, cash pay option thereafter Conversion price of $85.00 per share Pro Forma Leverage Total Debt $5.1 billion4.5x(1) Cash $0.5 billion Net Debt $4.6 billion4.1x(1) Target 3.0x or less gross leverage within two years post-closing (1) Reflects proforma combined LTM EBITDA and includes $250 million of cost synergies Assuming Bain investment increased to $2.15 billion, pro forma net leverage at closing would be approximately 3.8x(1)

Summary of Strategic Rationale Greater exposure to megatrends from larger operational scale Sustained growth from increased diversification Higher growth and margins through complementary technology platforms Improved competitiveness from greater scale across the value chain Sales synergies by utilizing Coherent’s global service infrastructure Deeper market intelligence from complementary business models

Appendix

End Market Distribution of Q3FY21 QTD Revenue Reported Segments Q3FY20 Revenue Q3FY21 Revenue Q3FY21 Op Margin – GAAP / Non-GAAP Q3FY21/ Q3FY20 Revenue Growth Industrial (Automotive) Communica-tions Aerospace & Defense Semi Cap Life Science, Consumer, Other Photonic Solutions $418M $508M 10% / 15% 22% 2% 94% 0% 0% 4% Compound Semiconductors $209M $275M 19% / 24% 31% 28% (2%) 12% 19% 10% 29% II-VI Consolidated $627M $783M 11% / 18% 25% 11% (1%) 65% 7% 4% 12% II-VI Segment Revenue by End Markets for Q3FY21 QTD

End Market Distribution of 9 Month Ended March 31, 2021 Reported Segments 9M FY20 Revenue 9M FY21 Revenue 9M FY21 Op Margin – GAAP / Non-GAAP 9 MO FY21/ 9 MO FY20 Revenue Growth Pro Forma* Revenue Change FY21 9 MO/ FY20 9 MO Industrial (Automotive) Communica-tions Aerospace & Defense Semi Cap Life Science, Consumer, Other Photonic Solutions $1,042M (1) $1,489M 10% / 16% 43% 2% 94% 0% 0% 3% Compound Semiconductors $592M $809M 22% / 27% 37% 24% (1%) 13% 18% 10% 34% II-VI Consolidated $1,634M $2,298M 13% / 20% 41% 20% 10% (1%) 66% 6% 4% 13% II-VI Segment Revenue by End Markets for 9 Month Ended March 31, 2021 * Pro Forma calculation in accordance with ASC 805. 1: Includes the revenue presented in “Finisar and Other” for the prior period of approximately $22M.

End Market Distribution of Full Year FY20 Revenue Reported Segments FY20 Revenue FYY20 Op Margin – GAAP / Non-GAAP FY20/FY19 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Aerospace & Defense Semi Cap Life Science, Consumer, Other Photonic Solutions $1,537M 3% / 15% 141% 3% 94% 0% 1% 2% Compound Semiconductors $821M 8% / 12% 13% 29% (1%) 15% 21% 12% 23% Unallocated $22.1M N/A N/A 98% 2% II-VI Consolidated $2,380M 2% / 14% 75% 12% (0%) 67% 7% 5% 9% II-VI Segment Revenue by End Markets for Full Year FY20

Note: Dollars in millions. Q1 FY20 represents quarter ending October July 28, 2019. Reconciliation of GAAP Measures to Non-GAAP Measures Three Months Ended 7/28/19 (Last Finisar Stand Alone Report)

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures

Note: Dollars in millions. Reconciliation of GAAP Measures to Non-GAAP Measures